Exhibit 99.1

ARC ANNOUNCES CORPORATE NAME CHANGE TO ARC DOCUMENT SOLUTIONS

WALNUT CREEK, California (December 27, 2012) – ARC (NYSE:ARC), a leading document solutions company in the U.S., today announced that it will formally change its Delaware corporate name from American Reprographics Company and will henceforth be known as ARC Document Solutions, Inc. The name change amends the company’s certificate of incorporation, which was filed with the Delaware Secretary of State on December 24, 2012 to be effective December 31, 2012. The company’s NYSE stock symbol, ARC, remains unchanged.

“Changing our name to ARC Document Solutions is both the conclusion of a long-term strategy to consolidate our brand, and the beginning of a new and exciting phase in the company’s history,” said K. “Suri” Suriyakumar, the company’s chairman, president and CEO. “Our role as the consolidator of the reprographics industry has allowed us to establish a very strong position in the AEC industry. With more than one hundred thousand customer relationships built over decades, a unique national footprint, purchasing power with major equipment manufacturers, and ten years of investments in document management software, we have entered the managed print services market place with unparalleled confidence and strength.”

Mr. Suriyakumar continued, “Given our leading position in the reprographics industry, we are amply prepared to handle any reprographics work that comes to us as the result of the slow recovery in the construction space. Meanwhile, our ability to grow organically is positioned to come from our expansion in both MPS and affiliated document management services. It’s an exciting combination and puts us in a strong position for modest growth for the first time since 2008. I can’t think of a better time to update our identity and reflect our new value in the marketplace.”

ARC Document Solutions is based in the U.S. with significant operations in Canada, and a growing presence in China, India, and the United Kingdom. It is the only document solutions company serving the AEC industry that can provide nationwide, comprehensive document management services through a combination of local service facilities in more than 40 states, 13 digital color service centers, online channels including web-based applications, and traditional software. ARC Document Solution’s largest customers are served by its Global Services unit, a corporate sales force focused on large regional and national customers. The company was originally formed in 1997 in California, grew via acquisition to include more than 50 of the nation’s best-known companies in the industry, and in 2005 became a publicly-traded company on the New York Stock Exchange.

For more information, please visit ARC Document Solution’s web page at www. e-arc.com, or contact us at 925-949-5100.

About ARC Document Solutions (NYSE:ARC)

ARC Document Solutions is a leading document solutions company providing business-to-business document management technology and services to the architectural, engineering and construction, or AEC industries. The Company also provides document management services to companies in non-AEC industries, such as technology, financial services, retail, entertainment, and food and hospitality. ARC provides its services through its suite of technology products, a worldwide network of service centers, and on-site at more than 6,000 customer locations, allowing the provision of services to more than 100,000 active customers around the globe.

Forward-Looking Statements

This press release contains forward-looking statements that are based on current opinions, estimates and assumptions of management regarding future events and the future financial performance of the Company. Words such as “anticipated,” “trends,” “opportunities,” “transform,” “positioned to” and similar expressions identify forward-looking statements and all statements other than statements of historical fact, including, but not limited to, any projections regarding earnings, revenues, industry position, market position and financial performance of the Company, could be deemed forward-looking statements. We caution you that such statements are only predictions and are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Factors that could cause our actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, current economic conditions and downturn in the architectural, engineering and construction (AEC) industries specifically, and the timing and nature of any economic recovery; our inability to mitigate revenue exposure to the cyclical nature of the AEC industries; our inability to streamline operations and reduce and/or manage costs; our failure to develop and introduce new services successfully, including expansion of client service capabilities in our core AEC market; competition in our industry and innovation by our competitors; our failure to anticipate and adapt to future changes in our industry; our failure to take advantage of market opportunities and/or to complete acquisitions; our dependence on certain key vendors for equipment, maintenance services and supplies; and damage or disruption to our facilities, our technology centers, our vendors or a majority of our customers. The foregoing list of risks and uncertainties is illustrative but is by no means exhaustive. For more information on factors that may affect our future performance, please review our periodic filings with the U.S. Securities and Exchange Commission, and specifically the risk factors set forth in our most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contact info:

David Stickney

Vice President Corporate Communications

925-949-5110

Email: david.stickney@e-arc.com